UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2003

Analex Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-5404	71-0869563
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5904 Richmond Highway, Suite 300, Alexandria, VA	22309
(Address of principal executive offices)	(Zip Code)

(703) 329-9400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Item 1.	Change in Control of Registrant.

On December 9, 2003, pursuant to a Subordinated Note and Series A Convertible Preferred Stock Purchase Agreement dated July 18, 2003 (the “Purchase Agreement”), by and among the Analex Corporation (the “Company”), Pequot Private Equity Fund III, L.P. and Pequot Offshore Private Equity Partners III, L.P. (collectively, the “Pequot Funds”), the Company: (i) issued and sold to the Pequot Funds an aggregate of 6,726,457 shares of the Company’s Series A Convertible Preferred Stock, par value $0.02 per share (the “Series A Preferred Stock”) for a purchase price of $2.23 per share, representing an aggregate consideration of approximately $15,000,000; (ii) in connection with the issuance and sale of the Preferred Stock, issued a warrant to each of the Pequot Funds (the “Preferred Warrants”) exercisable to purchase the Company’s common stock, par value $0.02 per share (the “Common Stock”), at a ratio of one share of Common Stock for every five shares of Common Stock issued or issuable upon conversion of the Series A Preferred Stock; (iii) issued and sold to the Pequot Funds $10,000,000 in aggregate principal amount of the Company’s Secured Subordinated Convertible Promissory Notes (the “Convertible Notes”); and (iv) in connection with the issuance and sale of the Convertible Notes, issued a warrant to each of the Funds (the “Note Warrants,” and together with the Preferred Warrants, the “Warrants”) exercisable to purchase Common Stock at a ratio of one share of Common Stock for every five shares of Common Stock issued or issuable upon conversion of the Convertible Notes. On the same date, pursuant to a Securities Repurchase Agreement (the “Stout Repurchase Agreement”), by and among the Company, Jon M. Stout, Patricia W. Stout, the Stout Dynastic Trust, S Co., LLC, Shawna Stout and Marcus Stout (collectively, the “Stout Parties”), the Company purchased from the Stout Parties an aggregate of 2,625,451 shares of Common Stock and warrants and options exercisable to purchase an aggregate of 1,209,088 shares of Common Stock for an aggregate purchase price of $9,166,844.21. These transactions are referred to herein collectively as the “Pequot Transaction.” The Company’s stockholders approved the Pequot Transaction at a special meeting of stockholders held December 9, 2003.

On December 9, 2003, in connection with the consummation of the Pequot Transaction, the Pequot Funds, Sterling E. Phillips, Jr., J. Richard Knop, C.W. Gilluly, Peter Belford, Sr., Lese Ann Kodger, Alexander Patterson and Gerald McNichols (collectively, the “Voting Stockholders”) entered into a Stockholders Agreement (the “Stockholders’ Agreement”), pursuant to which the Voting Stockholders agreed to vote, or cause to be voted, all securities owned by such Voting Stockholders, or over which such Voting Stockholders have voting control, so as to fix the number of directors of the Company at seven, and to nominate and elect the following directors:

•	the Chief Executive Officer of the Company, currently Mr. Phillips, or if there is no Chief Executive Officer, the Company’s President;

•	two directors designated by the holders of a majority of the stock held by the Pequot Funds;

•	three non-employee directors designated by the Chief Executive Officer of the Company and acceptable to the Pequot Funds; and

•	one independent director appointed by the holders of the majority of the stock held by the Pequot Funds and acceptable to the Chief Executive Officer of the Company.

Immediately following the closing of the Pequot Transaction, the Board was constituted in accordance with the Stockholders’ Agreement and consists of Mr. Phillips, two directors designated by the Pequot Funds (Gerald A. Poch and Martin M. Hale, Jr.), and three non-employee directors designated by Mr. Phillips (Peter Belford, Sr., Lincoln D. Faurer and Daniel R. Young). One independent director to be appointed by the Pequot Funds and to be acceptable to Mr. Phillips will be named in the future. Upon the closing and in accordance with the Stockholders’ Agreement, each of Jon M. Stout, Shawna Stout, Gerald R. McNichols and Alan Kaplan resigned as directors of the Company.

Prior to the closing of the Pequot Transaction, Jon M. Stout, Patricia W. Stout, the Stout Dynastic Trust and Mr. Knop (collectively, the “Investors”) and certain other holders of the Company’s Common Stock (such holders, together with the Investors, the “2000 Voting Group”) were party to a Voting Agreement, dated as of March 30, 2000 (the “2000 Voting Agreement”). Pursuant to the terms of the 2000 Voting Agreement, the 2000 Voting Group agreed, for a period of five (5) years from March 30, 2000, to vote all of the voting shares of the Company over which they had voting control and to take all other actions within each 2000 Voting Group member’s control (as a stockholder, director, member of a board committee or officer of the Company or otherwise), so that, among other things: (i) during the term of the 2000 Voting Agreement, the Investors were entitled to nominate a majority of the members of the Board (the “Nominees”) and the 2000 Voting Group members agreed to vote their shares to elect such Nominees; (ii) any Nominee elected or appointed as a director could be removed from the Board (and thereupon from all committees of the Board), with or without cause, only upon the written request or consent of the Investors; and (iii) in the event that any Nominee ceased to serve as a member of the Board or any committee thereof for any reason during such Nominee’s term of office, the resulting vacancy on the Board or committee could be filled by a newly designated Nominee. Prior to the closing of the Pequot Transaction, the 2000 Voting Group beneficially held approximately 34.0% of the Common Stock outstanding prior to such closing. Upon the closing of the Pequot Transaction, the 2000 Voting Agreement was terminated by the parties thereto.

As of the closing of the Pequot Transaction on December 9, 2003, the Pequot Funds beneficially owned approximately 48.4% of the outstanding Common Stock and the Voting Stockholders, as a group, beneficially owned approximately 70.7% of the outstanding Common Stock.

According to a Schedule 13D/A filed on December 19, 2003 by Pequot Capital Management, Inc., a Connecticut corporation and an investment adviser under the Investment Advisers Act of 1940 (“Pequot Capital”), Pequot Capital is the investment advisor/manager of, and exercises sole investment discretion over, the Pequot Funds. According to such Schedule 13D/A, the executive officers of Pequot Capital are Mr. Arthur J. Samberg, Ms. Sharon Haugh and Mr. Harold Kahn, and the sole director and controlling shareholder of Pequot Capital is Mr. Arthur J. Samberg. According to such Schedule 13D/A, the funds for the purchase of the Series A Preferred Stock, the Convertible Notes and the Warrants pursuant to the Pequot Transaction were obtained from the contributions of the Pequot Funds’ partners/shareholders.

Item 5.	Other Events and Regulation FD Disclosure.

At a special meeting of the Company’s stockholders held December 9, 2003, the stockholders approved both the Pequot Transaction and an amendment to the Company’s Certificate of Incorporation to increase the Company’s authorized capital stock to 100,000 shares, consisting of 65,000,000 shares of Common Stock and 35,000,000 shares of Preferred Stock. On the same date, the Company consummated the Pequot Transaction.

In connection with the closing of the Pequot Transaction as described in Item 1 hereof, (i) the Company entered into the Stockholders’ Agreement as described in such Item 1, (ii) the Company entered into a Registration Rights Agreement with Pequot (the “Registration Rights Agreement”), (iii) a Non-Competition Agreement by and between the Company and Jon M. Stout (the “Stout Non-Competition Agreement”) and an Employment Termination Agreement (the “Stout Employment Termination Agreement”) by and between the Company and Jon M. Stout each became effective, and (iv) the amendment, dated as of July 18, 2003, to the Company’s senior credit facility with Bank of America, N.A. (the “Credit Agreement Amendment”) became effective. Descriptions of the terms of the Series A Preferred Stock, the Convertible Notes, the Warrants, the Stockholders’ Agreement, the Registration Rights Agreement, the Stout Non-Competition Agreement, the Stout Termination Agreement and the Credit Agreement Amendment are contained in the section of the Company’s proxy statement dated November 7, 2003 entitled “Proposal No. 1: The Pequot Transaction,” which is incorporated by reference herein. In addition, in connection with the closing of the Pequot Transaction, each of the 2000 Voting Agreement and the Registration Rights Agreement, dated as of March 30, 200, by and among the Company, Jon M. Stout, Patricia Stout, the Stout Dynastic Trust, J. Richard Knop and certain other investors in the Company were terminated.

Item 7.	Financial Statements and Exhibits

(c)

Exhibit No.	Exhibit

4.1	Form of Certificate of Designations, Powers, Preferences and Rights of Series A Convertible Preferred Stock (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K dated July 18, 2003 and filed July 21, 2003).

4.2	Form of Certificate of Amendment to Certificate of Incorporation (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K dated July 18, 2003 and filed July 21, 2003).

10.1	Subordinated Note and Series A Convertible Preferred Stock Purchase Agreement, dated as of July 18, 2003, by and among Analex Corporation, Pequot Private Equity Fund III, L.P. and Pequot Offshore Private Equity Partners III, L.P. (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K dated July 18, 2003 and filed July 21, 2003).

10.2	Securities Repurchase Agreement, dated as of July 18, 2003, by and among Analex Corporation, Jon M. Stout, Patricia Stout, Shawna Stout, Marcus Stout, Stout Dynastic Trust and S Co, LLC (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K dated July 18, 2003 and filed July 21, 2003).

10.3	Form of Secured Subordinated Convertible Promissory Note issued to the Pequot Funds (incorporated by reference to Exhibit 99.3 to the Company’s Current Report on Form 8-K dated July 18, 2003 and filed July 21, 2003).

10.4	Intercreditor and Subordination Agreement by and among Bank of America, N.A., Pequot Private Equity Fund III, L.P., Pequot Offshore Private Equity Partners III, L.P., Analex Corporation and the subsidiaries of Analex Corporation (incorporated by reference to Exhibit 99.4 to the Company’s Current Report on Form 8-K dated July 18, 2003 and filed July 21, 2003).

10.5	Form of Common Stock Purchase Warrant issued to the Pequot Funds (incorporated by reference to Exhibit 99.5 to the Company’s Current Report on Form 8-K dated July 18, 2003 and filed July 21, 2003).

10.6	Form of Stockholders’ Voting Agreement by and among Analex Corporation, Pequot Private Equity Fund III, L.P., Pequot Offshore Private Equity Partners III, L.P. and certain stockholders of Analex Corporation (incorporated by reference to Exhibit 99.6 to the Company’s Current Report on Form 8-K dated July 18, 2003 and filed July 21, 2003).

10.7	Form of Registration Rights Agreement by and among Analex Corporation, Pequot Private Equity Fund III, L.P. and Pequot Offshore Private Equity Partners III, L.P. (incorporated by reference to Exhibit 99.7 to the Company’s Current Report on Form 8-K dated July 18, 2003 and filed July 21, 2003).

10.8	Employment Termination Agreement by and between Analex Corporation and Jon M. Stout (incorporated by reference to Exhibit 99.8 to the Company’s Current Report on Form 8-K dated July 18, 2003 and filed July 21, 2003).

10.9	Confidentiality and Non-Competition Agreement by and between Analex Corporation and Jon M. Stout (incorporated by reference to Exhibit 99.9 to the Company’s Current Report on Form 8-K dated July 18, 2003 and filed July 21, 2003).

10.10	Fourth Amendment to Credit Agreement, dated as of November 2, 2001, by and among Bank of America, N.A., Analex Corporation and certain subsidiaries of Analex Corporation (incorporated by reference to Exhibit 99.11 to the Company’s Current Report on Form 8-K dated July 18, 2003 and filed July 21, 2003).

10.11	Consent Letter, dated as of July 16, 2003, by and between Analex (incorporated by reference to Exhibit 99.12 to the Company’s Current Report on Form 8-K dated July 18, 2003 and filed July 21, 2003). Corporation and Bank of America, N.A.

99.1	Press Release dated December 9, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANALEX CORPORATION

Date: December 23, 2003	By:	/s/ Ronald B. Alexander

Ronald B. Alexander Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Exhibit

4.1	Form of Certificate of Designations, Powers, Preferences and Rights of Series A Convertible Preferred Stock (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K dated July 18, 2003 and filed July 21, 2003).

4.2	Form of Certificate of Amendment to Certificate of Incorporation (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K dated July 18, 2003 and filed July 21, 2003).

10.1	Subordinated Note and Series A Convertible Preferred Stock Purchase Agreement, dated as of July 18, 2003, by and among Analex Corporation, Pequot Private Equity Fund III, L.P. and Pequot Offshore Private Equity Partners III, L.P. (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K dated July 18, 2003 and filed July 21, 2003).

10.2	Securities Repurchase Agreement, dated as of July 18, 2003, by and among Analex Corporation, Jon M. Stout, Patricia Stout, Shawna Stout, Marcus Stout, Stout Dynastic Trust and S Co, LLC (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K dated July 18, 2003 and filed July 21, 2003).

10.3	Form of Secured Subordinated Convertible Promissory Note issued to the Pequot Funds (incorporated by reference to Exhibit 99.3 to the Company’s Current Report on Form 8-K dated July 18, 2003 and filed July 21, 2003).

10.4	Intercreditor and Subordination Agreement by and among Bank of America, N.A., Pequot Private Equity Fund III, L.P., Pequot Offshore Private Equity Partners III, L.P., Analex Corporation and the subsidiaries of Analex Corporation (incorporated by reference to Exhibit 99.4 to the Company’s Current Report on Form 8-K dated July 18, 2003 and filed July 21, 2003).

10.5	Form of Common Stock Purchase Warrant issued to the Pequot Funds (incorporated by reference to Exhibit 99.5 to the Company’s Current Report on Form 8-K dated July 18, 2003 and filed July 21, 2003).

10.6	Form of Stockholders’ Voting Agreement by and among Analex Corporation, Pequot Private Equity Fund III, L.P., Pequot Offshore Private Equity Partners III, L.P. and certain stockholders of Analex Corporation (incorporated by reference to Exhibit 99.6 to the Company’s Current Report on Form 8-K dated July 18, 2003 and filed July 21, 2003).

10.7	Form of Registration Rights Agreement by and among Analex Corporation, Pequot Private Equity Fund III, L.P. and Pequot Offshore Private Equity Partners III, L.P. (incorporated by reference to Exhibit 99.7 to the Company’s Current Report on Form 8-K dated July 18, 2003 and filed July 21, 2003).

10.8	Employment Termination Agreement by and between Analex Corporation and Jon M. Stout (incorporated by reference to Exhibit 99.8 to the Company’s Current Report on Form 8-K dated July 18, 2003 and filed July 21, 2003).

10.9	Confidentiality and Non-Competition Agreement by and between Analex Corporation and Jon M. Stout (incorporated by reference to Exhibit 99.9 to the Company’s Current Report on Form 8-K dated July 18, 2003 and filed July 21, 2003).

10.10	Fourth Amendment to Credit Agreement, dated as of November 2, 2001, by and among Bank of America, N.A., Analex Corporation and certain subsidiaries of Analex Corporation (incorporated by reference to Exhibit 99.11 to the Company’s Current Report on Form 8-K dated July 18, 2003 and filed July 21, 2003).

10.11	Consent Letter, dated as of July 16, 2003, by and between Analex (incorporated by reference to Exhibit 99.12 to the Company’s Current Report on Form 8-K dated July 18, 2003 and filed July 21, 2003). Corporation and Bank of America, N.A.

99.1	Press Release dated December 9, 2003 (filed herewith).